Exhibit 10.2

投票权代理协议

Voting Rights Proxy Agreement

本投票权代理协议（下称“本协议”）由下列各方于2024年 1 月 31 日在

中国上海市签订：

This Voting Rights Proxy Agreement (“Agreement”) is made and entered into in Shanghai, China on January 31, 2024 by and among the following Parties:

1.

宗辉 （以下称为“股东”）

住所： 上海市浦东新区永泰路136弄25号402室

Zong Hui （hereinafter referred to as the “Existing Shareholder”）

Domicile: Room 402, No. 25, Lane 136, Yongtai Road, Pudong New District, Shanghai, China

2.

上海诺斯拉文化有限公司 （以下称为“WFOE”）：

注册地 ：上海市奉贤区平庄西路1599号

Shanghai Nocera Culture Co., Ltd. （hereinafter referred to as “WFOE”）

Registered Address: No.1599, Pingzhuang West Road, Fengxian District, Shanghai, China

3.

杭州星咖互娱文化传媒有限公司 （以下称为“国内公司”）

注册地：浙江省杭州市滨江区峰达中心A座1501室

Zhejiang Xinca Mutual Entertainment Culture Media Co., LTD （hereinafter referred to as the “Domestic Company”）

Registered Address: Room 1501, Building A, Fengda Center, Binjiang District, Hangzhou, Zhejiang, China

在本协议中，WFOE、股东和国内公司以下各称“一方”，合称“各方”。

In this Agreement, each of the WFOE, Existing Shareholders and Domestic Company shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

鉴于：

Whereas:

1.

现有股东合计持有本公司100%股权，其中宗辉持有本公司50%股权;其余50%股权已根据附录2的授权书授权于宗辉全权处理。

The Existing Shareholders own 100% equity interest in the Domestic Company in total, of which, Zong Hui holds 50% equity interest in the Domestic Company; The remaining 50% of the equity interest has been fully authorized to Zong Hui for management according to the authorization document in Appendix 2.

2.

现有股东拟委托WFOE或WFOE指定的个人行使其在国内公司的投票权，而WFOE或该个人愿意接受该委托。

The Existing Shareholders intend to entrust the WFOE or the individual designated by the WFOE to exercise their voting rights in the Domestic Company, and the WFOE or such individual is willing to accept such entrustment.

因此，双方在友好协商后，特此同意如下：

NOW, THEREFORE, the Parties, upon friendly negotiation, hereby agree as follows:

1

1.

投票权委托

Voting Rights Entrustment

1.1

现有股东特此不可撤销地承诺，将在执行本协议后以附件1的形式和内容分别执行授权委托书，授权WFOE或由WFOE指定的个人（“代理人”）
根据当时有效的国内公司章程（统称“权力”）以国内公司股东的身份行使以下权利：

The Existing Shareholders hereby irrevocably undertake that they will severally execute a power of attorney in the form and substance of Appendix 1 hereto upon execution of this Agreement whereby they authorize WFOE or the individual then designated by WFOE (“Attorney”）to exercise, on their behalf，the following rights available to them in their capacity as a shareholder of the Domestic Company under the then effective articles of association of the Domestic Company ( collectively, “Powers”)：

(a)

根据国内公司的组织章程，代表现有股东召开及出席股东会会议;

to propose the convening of, and attend, shareholders’ meetings in accordance with the articles of association of the Domestic Company on behalf of the Existing Shareholders;

(b)

代表现有股东就股东大会所需审议及决议的所有事宜行使投票权，包括但不限于国内公司董事及其他由股东委任及罢免
的高管人员的委任及选举，股东在国内公司持有的全部或部分股权的出售或转让;

to exercise voting rights on behalf of the Existing Shareholders on all matters required to be deliberated and resolved by the shareholders’ meeting, including without limitation the appointment and election of the directors and other executives to be appointed and removed by the shareholders, of the Domestic Company, the sale or transfer of all or part of the equity held by shareholders in the Domestic Company;

(c)

根据国内公司章程规定行使其他股东的投票权（包括此类公司章程修改时而规定的任何其他股东投票权）;

to exercise other shareholders’ voting rights under the articles of association of the Domestic Company (including any other shareholders’ voting rights stipulated upon an amendment to such articles of association);

(d)

股 东根据中华人民共和国法律经修订，补充和重新制定而享有的其他投票权，无论其是在本协议签订之前还是之后生效。 现有股东不得撤销授予委托书的授权及委托，惟WFOE向现有股东发出书面通知，要求更换代理人，则现有股东须立即委任该另一人为当时WFOE指定行使上述权利的，新的授权和委托在授予后立即取代原授权和委托。

other voting rights that shareholders shall enjoy under the People’s Republic of China (P.R.C) laws, as amended, revised, supplemented and re-enactd, no matter whether they take effect before or after the conclusion of this Agreement. The Existing Shareholders shall not revoke the authorization and entrustment accorded to the Attorney other than in the case where the WFOE gives the Existing Shareholders a written notice requesting the replacement of the Attorney, in which event the Existing Shareholders shall immediately appoint such other person as then designated by the WFOE to exercise the foregoing Powers and such new authorization and entrustment shall supersede, immediately upon its grant, the original authorization and entrustment.

1.2

代理人应当谨慎小心、合法履行委托授权书;现有股东确认并承担因上述权力由代理人行使而产生的任何法律后果的责任。

The Attorney shall, acting with care and diligence, lawfully fulfill the entrusted duties within the scope of authorization hereunder; the Existing Shareholders acknowledge, and assume liability for, any legal consequences arising out of the exercise by the Attorney of the foregoing Powers.

2

1.3

现有股东特此确认，在行使上述权力时，代理人不会被要求征求现有股东的意见，但代理人应立即（以事后方式）通知现有股东所有已通过决议案或任何决议案以及临时股东大会的提案。

The Existing Shareholders hereby acknowledge that the Attorney will not be required to solicit the opinions of the Existing Shareholders when exercising the foregoing Powers, provided that the Attorney shall promptly inform the Existing Shareholders (on an ex-post basis) of all resolutions adopted or any proposal for an extraordinary shareholders’ meeting.

1.4

现有股东特此承诺，一经签署本协议，无论其在国内公司的股权如何变更，他们将授权代理人行使其时对国内公司的所有股东权利，未经WFOE事先书面同意不得行使任何权力。

The Existing Shareholders hereby undertake that, upon execution of this Agreement, irrespective of how their shareholding in the Domestic Company changes, they will authorize the Attorney to exercise all shareholder rights they have to the Domestic Company, and shall not exercise any Powers without prior written consent of the WFOE.

2.

获得信息权

Right to Information

为 了行使本协议下的权力，代理人有权获知国内公司的运营，商业活动，客户，财务，员工和其他事项，并获取国内公司的相关文件;现有股东与国内公司应就此提供全面配合。

For the purpose of the exercise of the Powers hereunder, the Attorney shall have the right to be informed of the operations, business, customers, finances, employees and other matters of the Domestic Company and to access relevant documents of the Domestic Company; the Existing Shareholders and the Domestic Company shall provide full cooperation with respect thereto.

3.

行使权力

Exercise of Powers

3.1

现有股东应就代理人权力的行使提供全面协助，包括在必要时（例如，为了满足政府机关批准，登记和备案有关的文件提交要求）及时签署代理人通过的股东会议、决议或其他相关法律文件。

The Existing Shareholders shall provide full assistance with respect to the exercise by the Attorney of the Powers, including, where necessary (e.g., in order to meet the document submission requirements in connection with governmental authority approval, registration and filing), timely executing the shareholders’ meeting resolutions adopted by the Attorney or other relevant legal documents.

3.2

如果在本协议期限内的任何时间，由于任何原因（现有股东或国内公司违约除外）无法实现本协议下授予或行使权力，则三方应立即采用最接近不可实现条款的替代方案，并在必要时订立补充协议以修订或修改本协议的条款来继续达成本协议目的。

If at any time during the term hereof， the grant or exercise of the Powers 时hereunder cannot be realized for any reason （other than a breach by the Existing Shareholders or the Domestic Company)，the Parties shall immediately seek an alternative scheme closest to the unrealizable provisions and shall, when necessary, enter into a supplementary agreement to amend or modify the terms hereof so that the purpose of this Agreement may continue to be achieved.

3

4.

豁免和赔偿

Exemption and Compensation

4.1

各方承诺，在任何情况下，均不得要求WFOE或由WFOE指定的个人向现有股东及国内公司或任何第三方就本协议规定的权力行使承担任何责任或提供任何经济或其他补偿。

The Parties acknowledge that in no event shall the WFOE be required to bear any liability or provide any economic or other compensation to the other Parties or to any third party in connection with the exercise of the Powers hereunder by the WFOE or the individual(s) designated by the WFOE.

4.2

现有股东及国内公司同意对WFOE或WFOE指定的个人进行赔偿，以防止WFOE或代理人因行使权力而遭受或可能遭受的任何及所有损失，包括但不限于任何诉讼，追索权，仲裁或任何第三方针对WFOE或代理人提出的索赔或任何政府机关的任何行政调查或制裁，除非此类损失是由代理人的任何故意不当行为或重大过失造成的。

The Existing Shareholders and the Domestic Company agree to indemnify and hold harmless the WFOE or the individual(s) designated by the WFOE against any and all losses the WFOE or such individual(s) suffers or may suffer as a result of the exercise of the Powers, including without limitation any losses arising out of any suit, recourse, arbitration or claims brought by any third party against the WFOE or such individual(s) or any administrative investigation or sanction by any governmental authorities, unless such losses are caused by any willful misconduct or gross negligence of the Attorney.

5.

陈述和保证

Representations and Warranties

5.1

现有股东各自特此声明并保证：

The Existing Shareholders hereby severally represent and warrant that:

5.1.1

现有股东为具有完全民事行为能力的中华人民共和国自然人，具有完全和独立的法律地位和能力以及履行本协议的适当授权，可以作为独立的一方起诉或被起诉。或，现有股东为根据公司注册地法律合法注册并有效存在的有限责任公司，具有独立法人资格和，具有签署和履行本协议的完全、独立法律地位和能力，可以作为独立的一方起诉或被起诉。

They are People’s Republic of China (PRC) natural persons with full capacity for civil conduct, have full and independent legal status and capacity and proper authorization to execute, deliver and perform this Agreement and may sue or be sued as an independent party. Or, they are each a limited liability company duly registered and lawfully existing under the laws of the place of incorporation with independent legal personality，have full and independent legal status and capacity to execute, deliver and perform this Agreement and may sue or be sued as an independent party.

5.1.2

现有股东拥有执行和签署本协议、本协议项下拟进行交易而应签署的所有其他文件，以及完成交易的全部权力和授权。本协议将由其合法、正式签署并履行，对其构成合法有效的约束。

They have full power and authorization to execute and deliver this Agreement and all other documents to be executed by them in connection with the transactions contemplated hereunder as well as full power and authorization to consummate the transactions contemplated hereunder. This Agreement will be lawfully and duly executed and delivered by them and will constitute their legal and binding obligations enforceable against them in accordance with its terms.

4

5.1.3

截至本协议生效时，现有股东是国内公司记录的合法所有人;除现有股东，国内公司及WFOE根据本协议及股权质押协议及独家认购权协议所创设的权利外，股东权力均不附加任何第三方权利。根据本协议，代理人可根据当时有效的国内公司章程全面及完全行使权力。

They are the legal owners of record of the Domestic Company as of the time of effectiveness of this Agreement; other than the rights created under this Agreement and the Equity Pledge Agreement and the Exclusive Call Option Agreement by and among the Existing Shareholders, the Domestic Company and the WFOE, the Powers are free from any third party rights. Pursuant to this Agreement, the Attorney may fully and completely exercise the Powers under the then effective articles of association of the Domestic Company.

5.2

WFOE和国内公司特此声明并保证：

The WFOE and the Domestic Company hereby severally represent and warrant that:

5.2.1

它们均为根据公司注册地法律合法注册并有效存在的有限责任公司，具有独立法人资格，具有签署和履行本协议的完全、独立法律地位和能力，可以作为独立的一方起诉或被起诉。

They are each a limited liability company duly registered and lawfully existing under the laws of the place of incorporation with independent legal personality，have full and independent legal status and capacity to execute, deliver and perform this Agreement and may sue or be sued as an independent party.

5.2.2

他们拥有完整的执行和签署本协议、本协议项下拟进行交易而应签署的所有其他文件，以及完成交易的全部权力和授权。

They have full internal corporate power and authorization to execute and deliver this Agreement and all other documents to be executed by them in connection with the transactions contemplated hereunder as well as full power and authorization to consummate the transactions contemplated hereunder.

5.3

国内公司进一步声明并保证：

The Domestic Company further represents and warrants that:

5.3.1

现有股东是截至本协议生效时，国内公司记录的合法所有人。除现有股东，国内公司及WFOE根据本协议及股权质押协议及独家认购权协议所创设的权利外，股东权力均不附加任何第三方权利。根据本协议，代理人可根据当时有效的国内公司章程全面及完全行使权力。

The Existing Shareholders are the legal owners of record of the Domestic Company as of the time of effectiveness of this Agreement; other than the rights created under this Agreement and the Equity Pledge Agreement and the Exclusive Call Option Agreement by and among the Existing Shareholders, the Domestic Company and the WFOE, the Powers are free from any third party rights. Pursuant to this Agreement, the Attorney may fully and completely exercise the Powers under the then effective articles of association of the Domestic Company.

6.

协议期限

Term of Agreement

6.1

根据本协议第6.2条和第6.3条的规定，本协议自当事人正式签署之日起生效，除非双方通过书面协议或根据本协议第6.4条提前终止，否则本协议有效期为十（10）年。该期限届满后，除非WFOE提前三十（30）天通知其他方不续约，否则本协议将自动续签一（1）年，依此类推。

Subject to Article 6.2 and Article 6.3 hereof, this Agreement shall become effective as from the date it is duly executed by the Parties hereto, and, unless terminated early by the Parties by written agreement or in accordance with Article 6.4 hereof, this Agreement shall remain valid for a period of ten (10) years. Upon expiry of the term, unless the WFOE has by a thirty (30) days’ prior notice notified the other Parties not to renew，this Agreement shall be automatically renewed for one (1) year and so on.

5

6.2

本协议各方应在各自营业期限到期前三个月内完成批准和注册程序，以延长其营业期限，以便本协议的期限可以继续。

Each Party hereto shall complete the approval and registration procedures to extend its business term within three months before expiry thereof, so that the term of this Agreement may continue.

6.3

如果任何一位现有股东在事先获得WFOE同意的情况下转让其在国内公司的全部股权，则转让的现有股东不再是本协议的一方，但本协议下其他缔约方的义务和承诺不受到不利影响。若经WFOE事先书面同意，任何现有股东转让其于国内公司的全部或部分股权，该现有股东承诺取得该等权益受让人同意继承及履行本协议项下现有股东的义务、承诺和协议所有责任的书面确认。

If either of the Existing Shareholders assigns, with prior consent of the WFOE, all of his equity in the Domestic Company, the transferring Existing Shareholder shall cease to be a Party hereto, while the obligations and covenants of other Parities hereunder shall not be adversely affected thereby. If, with prior written consent of the WFOE, any Existing Shareholder transfers all or part of his equity in the Domestic Company, such Existing Shareholder undertakes to obtain written confirmation of the transferee of such equity whereby such transferee agrees to inherit and perform all liabilities, obligations and covenants of such Existing Shareholder hereunder.

6.4

终止

Termination

(a)

到 期日终止。本协议将在期限届满之日终止，除非根据本协议的有关规定予以延长。

Termination on Expiry Date. This Agreement shall terminate on the expiry date of the term unless it is extended in accordance with relevant provisions hereof.

(b)

提前终止。在本协议有效期内，现有股东或国内公司不得提前终止本协议。尽管有上述规定，WFOE可以在任何时候提前三十（30）天向其他方发出书面通知终止本协议。

Early Termination. During the term of this Agreement, the Existing Shareholders or the Domestic Company shall not early terminate this Agreement. Notwithstanding the foregoing, the WFOE may at any time issue a written notice to other Parties thirty (30) days in advance to terminate this Agreement.

(c)

继 续有效。 本协议终止后，各方根据第七条，第八条和第九条享有的权利和义务继续存在。

Survival. Upon termination of this Agreement, the rights and obligations of the Parties under Article 7, Article 8 and Article 9 shall survive.

7.

保密义务

Confidentiality Obligation

7.1

无论本协议是否已终止，各方均应严格保密商业秘密，独家信息，客户信息以及在协商和履行期间了解其他各方保密性质的任何其他相关信息（统称为“机密信息”）。除非从披露机密信息的一方获得事先书面同意或者相关法律或法规或适用的上市规则要求向第三方披露，否则接收保密信息的一方不得向任何第三方披露任何保密信息。除为执行本协议之外，接收保密信息的一方不得直接或间接使用任何保密信息。

Irrespective of whether this Agreement has been terminated, each of the Parties shall maintain in strict confidence the trade secrets, proprietary information, customer information and any other information of a confidential nature of the other Parties coming into its/his knowledge during the conclusion and performance of this Agreement (collectively, “Confidential Information”). Except where prior written consent has been obtained from the Party disclosing the Confidential Information or where disclosure to a third party is mandated by relevant laws or regulations or by applicable listing rules, the Party receiving the Confidential Information shall not disclose any Confidential Information to any third party; the Party receiving the Confidential Information shall not use, either directly or indirectly, any Confidential Information other than for the purpose of performing this Agreement.

6

7.2

以下信息不构成保密信息：

The following information shall not constitute the Confidential Information:

(a)

任何资料，如书面证据所示，先前已通过合法途径为接收方所知;或

any information which, as shown by written evidence, has previously been known to the receiving Party by way of legal means; or

(b)

非因接收方的过失而进入公共领域的任何信息;或者

any information which enters the public domain other than as a result of a fault of the receiving Party; or

(c)

接收方在收到相关信息后从其他来源合法获得的任何信息。

any information lawfully acquired by the receiving Party from other source subsequent to the receipt of relevant information.

7.3

接收方可以向其相关员工，代理人或其聘用的专业人员披露保密信息，前提是该接收方应确保此类人员遵守本协议的相关条款和条件，并承担由其违反本协议的相关条款和条件产生的任何责任。

A receiving Party may disclose the Confidential Information to its relevant employees, agents or its engaged professionals, provided that such receiving Party shall ensure that such persons shall comply with relevant terms and conditions of this Agreement and that it shall assume any liability arising out of any breach by such persons of relevant terms and conditions of this Agreement.

7.4

尽管本协议有任何其他规定，本条款的有效性不受本协议终止的影响。

Notwithstanding any other provisions of this Agreement, the validity of this Article shall not be affected by termination of this Agreement.

8.

违约责任和赔偿

Default Liabilities and Indemnity

8.1

各方同意并确认，如果本协议的任何一方（“违约方”）严重违反本协议的任何条款，或实质上未履行或延迟履行本协议项下的任何义务，则应构成本协议下的违约（“违约”），则任何其他非违约方（“非违约方”）可以要求违约方在合理的期限内进行更正或者采取补救措施。如果违约方仍然未能在合理的时限或他方以书面形式通知违约方并要求更正后的十天（ 10）内进行更正或采取补救措施，则：

The Parties agree and confirm that if any Party hereto (“Breaching Party”）materially breaches any provision hereof, or materially fails to perform or delays in perform any obligation hereunder, it shall constitute a default hereunder (“Default”),and any of other non-breaching Parties (“Non-breaching Parties”) may request the Breaching Party to make correction or take remedy within a reasonable time limit. Should the Breaching Party still fail to make correction or take remedy within such reasonable time limit or ten (10) days after the other Party notifies the Breaching Party in writing and requests for correction, then:

(a)

如果违约方是任何现有股东或国内公司，WFOE有权终止本协议并要求违约方支付违约金;或

If the Breaching Party is any Existing Shareholder or the Domestic Company, the WFOE shall have the right to terminate this Agreement and request the Breaching Party to pay liquidated damages; or

7

(b)

如果违约方是WFOE，非违约方有权要求违约方支付违约金，前提是非违约方无权终止或撤销本协议，除非法律另有规定。

If the Breaching Party is the WFOE, the Non-breaching Party shall have the right request the Breaching Party to pay liquidated damages, provided that the Non-breaching Party shall have no right to terminate or rescind this Agreement, unless otherwise stipulated by the laws.

8.2

尽管本协议有其他规定，本条款的有效性不受本协议的任何暂停或终止的影响。

Notwithstanding any other provisions of this Agreement, the validity of this Article shall not be affected by any suspension or termination of this Agreement.

8.3

赔偿。现有股东须就WFOE因履行本协议而产生的任何诉讼，索偿或其他要求而产生的任何损失，损害，责任或支出，向本公司提供完全赔偿。现有股东保证WFOE不会因现有股东的任何行为或任何第三方因现有股东的行为而提出的任何索赔而对WFOE造成任何损失和损害。

Indemnity. The Existing Shareholders shall fully indemnify the WFOE against any loss，damage，liability and/or cost resulting from any action, claim or other demand made against the WFOE due to or arising out of the performance of this Agreement, and hold the WFOE harmless from any loss and damage caused to the WFOE by any act of the Existing Shareholders or any claim made by any third party due to the act of the Existing Shareholders.

9.

适用法律和争议解决

Applicable Laws and Dispute Resolution

9.1

本协议的订立、效力、解释、履行、修改和终止以及争议的解决均适用中华人民共和国法律。

Applicable Laws. The formation, validity, interpretation, performance of, and the resolution of dispute arising out of，this Agreement shall be governed by the People’s Republic of China (PRC) laws.

9.2

争议解决。因解释和履行本协议而发生的任何争议，本协议各方首先通过友好协商的方式加以解决。如果与本协议有关或由本协议引起的任何争议无法通过友好协商解决，任何一方均可将此类争议提交上海国际经济贸易仲裁委员会，并根据其当时有效的仲裁规则在上海解决纷争。对于本协议下的仲裁，仲裁庭应由三名仲裁员组成。申请人和被申请人各自指定一名仲裁员，第三名仲裁员由上述两名仲裁员经协商或由上海国际经济贸易仲裁委员会委任。 仲裁裁决是终局的，对双方具有法律约束力。除仲裁裁决另有规定外，所有费用应由败方承担。双方一致同意仲裁不得公开进行。

Dispute Resolution. Any dispute arising out of or in connection with this Agreement shall be resolved by the Parties upon friendly negotiation. If any dispute in connection with or arising out of this Agreement cannot be resolved through friendly negotiation, either Party may submit such dispute to Shanghai International Economic and Trade Arbitration Commission to be administered in Shanghai in accordance with its arbitration rules then in force. For the arbitration hereunder, the arbitration tribunal shall consist of three arbitrators. The applicant and the respondent shall each appoint one arbitrator, and the third arbitrator shall be appointed by the said two arbitrators upon negotiation or appointed by Shanghai International Economic and Trade Arbitration Commission. The arbitration award shall be final and legally binding upon the Parties. Except as otherwise provided in the arbitration award, all costs shall be borne by the defeated Party. The Parties unanimously agree that the arbitration shall not be conducted publicly.

10. 法律变更

Change in Law

本 协议生效后，如果中华人民共和国的任何中央或地方立法或行政机关修改任何中央或地方法律，法规，条例或其他规范性文件，包括修改，补充，废除，解释或公布任何实施方法或规则现行法律，法规，条例或其他规范性文件（统称“修订”），或者发布新的法律，法规，条例或者其他规范性文件（统称“新规”），则在以下前提下适用：

Upon effectiveness of this Agreement, if any central or local legislative or administrative authority in the People’s Republic of China (PRC) amends any central or local People’s Republic of China (PRC) law, regulation, ordinance or other normative document, including amending, supplementing, repealing, interpreting or publishing implementing methods or rules for any existing law, regulation, ordinance or other normative document (collectively referred to as the “Amendment”), or issuing any new law, regulation, ordinance or other normative document(collectively referred to as “New Regulation’’),the following provisions shall apply:

8

10.1

如果修订或新规对一方比本协议有效期内的适用法律有利（而另一方不会因此产生任何重大不利影响），则各方应及时向有关当局申请（如有必要）以获取此类利益，各方应尽一切努力促使获取此类许可。

If the Amendment or New Regulation is more favorable to any Party than any applicable law, regulation, ordinance or other normative document then in force on the effective date of this Agreement ( and the other Party will not thus be imposed any material adverse effect), then the Parties shall timely apply to relevant authority (if necessary) for obtaining the benefits of such Amendment or New Regulation. The Parties shall make every effort to procure the approval of such application.

10.2

如果由于修订或新规对WFOE的经济利益有任何直接或间接的重大不利影响，并且各方不能按照本协议之规定解决对WFOE经济利益的不利影响，则在WFOE通知其他各方后，各方应及时协商对本协议进行所有必要的修改，以最大限度地保护WFOE的经济利益。

If, due to the Amendment or New Regulation, there is any direct or indirect material adverse effect on the economic interests of the WFOE hereunder, and the Parties cannot solve such adverse effect imposed on the economic interests of the WFOE in accordance with the provisions of this Agreement, then after the WFOE notifies the other Parties, the Parties shall timely negotiate to make all requisite amendment to this Agreement to maximally protect the economic interests of the WFOE hereunder.

11.

不可抗力

Force Majeure

11.1

“不可抗力事件”是指任何超出缔约方合理控制范围的事件，并且不能通过受影响方的合理注意义务来防止，包括但不限于自然灾害，战争和暴动，但欠缺债信，资本或资金不视为超出一方合理控制范围。如果发生不可抗力事件延迟或妨碍履行本协议，受影响的一方对此类延迟或无法履行不承担责任。寻求免除本协议履约义务或本协议任何条款规定的受影响方应立即通知他方被免除的义务和完成履行应采取的措施。

A “Force Majeure Event” refers to any event that is beyond the reasonable control of a Party and cannot be prevented with reasonable care of the affected Party, including but not limited to natural disasters, war and riot. However, any shortage of credit, capital or finance shall not be regarded as an event beyond the reasonable control of a Party. In the event that the occurrence of a Force Majeure Event delays or prevents the performance of this Agreement, the affected Party shall not be liable for any obligations hereunder only for such delayed or prevented performance. The affected Party who seeks to be exempt from the performance obligation under this Agreement or any provision hereof shall inform the other Party, without delay, of the exemption of obligation and the approaches that shall be taken to complete performance.

11.2

只有当受影响方已尽一切合理努力履行本协议时，寻求豁免义务的一方始可免除履行被延迟或被阻碍的义务，而不承担任何责任。 一旦此类责任免除的原因被纠正或修补，各方同意尽最大努力恢复履行本协议。

The Party affected by Force Majeure Event shall not assume any liability hereunder, provided that only when the affected Party has made all reasonable efforts to perform this Agreement, the Party who seeks exemption of obligation may be exempted from performing such obligation and only to the extent of the delayed or impeded performance. Once the cause for such exemption of liability is corrected and remedied, each Party agrees to use his or its best efforts to resume the performance of this Agreement.

12.

其他

Miscellaneous

12.1

通知。根据本协议发出的所有通知均应通过专人递送、传真或挂号邮件发送。如果通过挂号邮件发送，则在签署收到挂号邮件的回执之日视为有效地发出通知。通过专人递送或传真传送时，则视为于交付之日发出通知。通过传真发送的通知的原件应通过挂号邮件发送或在通过传真发送后由专人递送。

Notice. All notices required to be given pursuant to this Agreement shall be delivered personally or sent by facsimile transmission or registered mail. A notice shall be deemed effectively given on the date of the signature on the receipt of the registered mail if sent by registered mail, or on the date of delivery if given by personal delivery or facsimile transmission. The original copy of the notice sent by facsimile transmission shall be sent by registered mail or delivered personally immediately after being sent by facsimile transmission.

9

12.2

进一步保证。各方同意立即签订为履行本协议条款和目的而合理需要的其他文件，并采取有助于履行本协议条款和目的的进一步合理行动。

Further Assurance. The Parties agree to promptly execute documents that are reasonably required for the implementation of the provisions and purpose of this Agreement and take further actions that are reasonably required for the implementation of the provisions and purpose of this Agreement.

12.3

完整协议。除本协议签署之后的书面修改，补充或变更外，本协议应构成三方就本协议内容达成的完整协议，并取代所有事先的口头和书面协商。

Entire Agreement. Except for the amendments, supplements or changes in writing executed after the execution of this Agreement, this Agreement shall constitute the entire agreement reached by and among the Parties hereto with respect to the subject matter hereof, and shall supersede all prior oral and written consultations, representations and contracts reached with respect to the subject matter of this Agreement.

12.4

标题。本协议的标题仅为方便起见，不得用于解释或以其他方式影响本协议条款的含义。

Headings. The headings of this Agreement are for convenience only, and shall not be used to interpret, explain or otherwise affect the meanings of the provisions of this Agreement.

12.5

税收和费用。各方应各自承担因本协议的签署和履行而产生的任何和所有税费。

Taxes and Expenses. Each Party shall bear any and all taxes and expenses occurring to or levied on it with respect to the execution and performance of this Agreement.

12.6

转让协议。未经WFOE事先书面同意，国内公司不得转让本协议项下权利和义务予任何第三方。国内公司特此同意WFOE可将其在本协议项下的权利和义务转让给任何第三方，在这种情况下，WFOE只需向国内公司发送书面通知，而无需进一步征得国内公司的同意。

Transfer of Agreement. Without prior written consent of WFOE, the Domestic Company may not assign its rights and obligations hereunder to any third party. The Domestic Company hereby agrees that WFOE may assign its rights and obligations hereunder to any third party, in which case WFOE only needs to send a written notice to the Domestic Company, without further obtaining the consent of the Domestic Company for such assignment.

12.7

承继。本协议对缔约方各自的继承人及经许可的受让人发生拘束力。

Succession. This Agreement shall be inure to the benefits of and binding upon the respective successors and permitted assigns of each Party

12.8

可分割性。如果本协议的任何条款因相关法律不一致而无效或不可执行，则该条款在相关法律适用的范围内被视为无效或不可执行，且不会影响本协议其他条款的法律效力。

Severability. If any provision of this Agreement is invalid or unenforceable due to inconsistency with relevant laws, such provision shall be deemed invalid or unenforceable only to the extent where the relevant laws apply, and will not affect the legal validity of other provisions of this Agreement.

12.9

豁免。任一缔约方均可豁免本协议的条款和条件，前提是此类豁免权在以书面形式提出并经各方同意和签署后生效。如果违约之一方在特定情况下得到他方的豁免，该豁免不构成也取得其他类似违约行为的豁免。

Waiver. Any Party may waive the terms and conditions of this Agreement, provided that such waiver shall only become effective if made in writing and agreed and signed by the Parties. No waiver by a Party of the breach by the other Party in a specific case shall operate as a waiver by such Party of any similar breach by the other Party in other cases.

10

12.10

协议的修正和补充。各方应通过书面文书修改和补充本协议。经各方妥善签署后，该修改和补充将成为本协议的组成部分，并具有与本协议相同的法律效力。

Amendment and supplement of Agreement. The Parties shall amend and supplement this Agreement by a written instrument. Any amendment and supplement will become an integral part of this Agreement after proper execution by the Parties and have same legal effect as this Agreement.

12.11

份数及语言。本协议应以中、英文书就，一式四份，各方各持一份，各份具有同等效力。如果中、英文发生不一致，则以英文版本为准。

Counterpart and Language. This Agreement shall be written in Chinese and English and made in four copies, with each Party hereto holding one copy with the same effect. In the event of any inconsistency between Chinese and English, the English version shall prevail.

11

( 本页留作股票权代理协议的签名页)

(This page is intentionally left as the signature page of the Voting Rights Proxy Agreement)

股 东：宗辉

Existing Shareholder: Zong Hui

签 字：/s/ Zong Hui

Signature: /s/ Zong Hui

12

( 本页留作股票权代理协议的签名页)

(This page is intentionally left as the signature page of the Voting Rights Proxy Agreement)

外 商独资公司：上海诺斯拉文化有限公司

WFOE: Shanghai Nocera Culture Co., Ltd.

签 字：/s/ Song-Yuan Teng

Signature：/s/ Song-Yuan Teng

姓 名 ：邓淞元

Name ：Song-Yuan Teng

职 务：董事

Title ：Director

13

( 本页留作股票权代理协议的签名页)

(This page is intentionally left as the signature page of the Voting Rights Proxy Agreement)

国 内公司：杭州星咖互娱文化传媒有限公司

Domestic Company：Zhejiang Xinca Mutual Entertainment Culture Media Co., LTD

签 字：/s/ Zong Hui

Signature ：/s/ Zong Hui

姓 名 ：宗辉

Name ：Zong Hui

职 务：董事长

Title ：Chairman

14

附 件一：

Appendix 1:

授 权书

POWER OF ATTORNEY

由 宗辉于2024年 1 月 31 日签署的本授权书，授权上海诺斯拉文化有限公司指定的经理人为公司作为代理人（以下简称“代理人”）。

POWER OF ATTORNEY executed by Zong Hui on January 31, 2024, is issued in favor of the individual designated by Shanghai Nocera, Inc. (hereinafter referred to as the “Attorney”).

我 ，特此授予代理人全权代表，以我的名义，以我作为杭州星咖互娱了文化传媒有限公司（“国内公司”）股东身份享有以下权利：

I, hereby grant to the Attorney full power and authority to exercise, on my behalf and in my name, the following rights enjoyed by myself in my capacity as a shareholder of Zhejiang Xinca Mutual Entertainment Culture Media Co., Ltd. (“Domestic Company“)：

（ 1）根据国内公司章程，代表我提议召开和出席股东大会;

to propose the convening of，and attend，shareholders’ meeting on my behalf in accordance with the articles of association of the Domestic Company;

（ 2）代表我就股东大会审议和决议的所有事项行使表决权，包括但不限于国内公司股东大会任命和罢免的董事及其他高管的任命和选任，出售或转让股东在国内公司持有的全部或部分股权;

to exercise voting rights on my behalf on all matters deliberated and resolved by the shareholders’ meeting，including without limitation the appointment and election of the directors and other executives to be appointed and removed by the shareholders’ meeting，of the Domestic Company，the sale or transfer of all or part of the equity held by shareholders in the Domestic Company;

（ 3）代表我行使本公司章程规定的其他股东表决权（包括任何其他股东在修改该章程后产生的投票权）;

to exercise other shareholders’ voting rights under the articles of association of the Company on my behalf (including any other shareholders’ voting rights arising after an amendment to such articles of association);

（ 4）股东根据中华人民共和国法律享有的其他投票权，无论是在本协议签订之前还是之后生效，经修改，修订，补充和重新制定。

other voting rights that shareholders shall enjoy under the People’s Republic of China (PRC) laws, as amended, revised, supplemented and re-enactd, no matter whether they take effect before or after the conclusion of this Agreement.

本 人特此不可撤销地确认，除非WFOE已发出要求更换代理人的指示，否则本授权书将保持有效，直至本投票权代理协议到期或提前终止为止。

I hereby irrevocably confirm that unless the WFOE has issued an instruction requesting the replacement of the Attorney, this POA shall remain valid until the expiry or early termination of the Shareholders Voting Rights Proxy Agreement, dated January 31, 2024, entered into among the WFOE, the Domestic Company and the Existing Shareholders of the Domestic Company.

在 此见证，我特此出具此授权书。

IN WITNESS HEREOF, I hereby issue this POA.

股 东：宗辉

Existing Shareholder：Zong Hui

签 字：/s/ Zong Hui

Signature ：/s/ Zong Hui

15

附 件二：

Appendix 2:

授 权书

POWER OF ATTORNEY

本 授权书由向上软件科技（上海）有限公司和毕劭康以下统称为（授权人）于2024年 1 月 31 日签署，授权宗辉 （以下简称“代理人”） 全权处理授权人在杭州星咖互娱文化传媒有限公司 （“国内公司”） 所持有的全部股权。

This POWER OF ATTORNEY is executed by Upward Software (Shanghai) Co., LTD. and Pi Shao-Kan (Hereinafter Collectively referred to as the “Principals”) on the January 31, 2024, granting full authority to Zong Hui (hereinafter referred to as the “Attorney”) to manage all of the Principals’ equity interests in Zhejiang Xinca Mutual Entertainment Culture Media Co., Ltd. (the “Domestic Company”).

授 权人，特此授予代理人以下权力和权限：

The Principals, hereby grant the Attorney the following powers and authorities:

1. 根据国内公司章程，代表各授权人提议召开和出席股东大会；

to propose the convening of，and attend，shareholders’ meeting on behalf of each Principal in accordance with the articles of association of the Domestic Company;

2. 代表各授权人就股东大会审议和决议的所有事项行使表决权，包括但不限于国内公司股东大会任命和罢免的董事及其他高管的任命和选任，出售或转让股东在国内公司持有的全部或部分股权；

to exercise voting rights on behalf of each Principal on all matters deliberated and resolved by the shareholders’ meeting，including without limitation the appointment and election of the directors and other executives to be appointed and removed by the shareholders’ meeting，of the Domestic Company，the sale or transfer of all or part of the equity held by shareholders in the Domestic Company;

3. 代表各授权人行使本公司章程规定的其他股东表决权（包括任何其他股东在修改该章程后产生的投票权）；

to exercise other shareholders’ voting rights under the articles of association of the Company on behalf of each Principal (including any other shareholders’ voting rights arising after an amendment to such articles of association);

4. 股东根据中华人民共和国法律享有的其他投票权，无论是在本协议签订之前还是之后生效，经修改，修订，补充和重新制定；

other voting rights that shareholders shall enjoy under the People’s Republic of China (PRC) laws, as amended, revised, supplemented and re-enacted, no matter whether they take effect before or after the conclusion of this Agreement.

5. 特此授予代理人全权处理与授权人在国内公司所持股权相关的所有事务，包括但不限于签署和执行股权质押协议、投票权代理协议、独家业务合作协议及独家购买权协议。

To hereby grant full authority to the Attorney to handle all affairs related to the Principals’ equity interests in the Domestic Company, including but not limited to the signing and execution of Equity Pledge Agreements, Shareholders' Voting Rights Proxy Agreements, Exclusive Business Cooperation Agreements, and Exclusive Option Agreements.

16

各 授权人特此不可撤销地确认，除非WFOE已发出要求更换代理人的指示，否则本授权书将保持有效，直至股权质押协议、投票权代理协议、独家业务合作协议及独家购买权协议到期或提前终止为止。

Each Principal hereby irrevocably confirm that unless the WFOE has issued an instruction requesting the replacement of the Attorney, this POA shall remain valid until the expiry or early termination of the Shareholders Voting Rights Proxy Agreement, Equity Pledge Agreements, Exclusive Business Cooperation Agreements, and Exclusive Option Agreements dated January 31, 2024, entered into among the WFOE, the Domestic Company and the Existing Shareholders of the Domestic Company.

在 此见证，我们特此出具此授权书。

IN WITNESS HEREOF, I hereby issue this POA.

17

( 本页留作授权书的签名页)

(This page is intentionally left as the signature page of the Power of Attorney)

授 权人：向上软件科技（上海）有限公司

Principal: Upward Software (Shanghai) Co., LTD.

授 权代表：_____________________________

Authorized representative: _____________________________

授 权代表签字：_____________________________

Authorized representative Signature: _____________________________

授 权人：毕劭康

Principal: Pi Shao-Kan

签 字：/s/ Pi Shao-Kan

Signature: /s/ Pi Shao-Kan

18